United Rentals                                                         Exhibit 4

                       FORM OF COMMON STOCK CERTIFICATE

                                    [Front]
Number                                                                    Shares
***                                                                          ***



INCORPORATED UNDER THE LAWS                             OF THE STATE OF DELAWARE

                              UNITED RENTALS, INC

                     SHARES OF COMMON STOCK PAR VALUE $.01

This Certifies that ********* is the owner of ********* fully paid and non-assessable
             SHARES OF THE COMMON STOCK OF UNITED RENTALS, INC. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this Certificate, consents to and agrees to be bound by all of said provisions. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this *** day of ***** A.D. **.

/s/ John N. Milne           [Corporate Seal]            /s/ Wayland R. Hicks
-----------------                                       --------------------
Secretary                                                          President

[Back]

For Value Received,________hereby sell, assign and transfer unto_______ __________Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appopint__________Attorney to transfer the said Shares on the books of the within named Corporation with full power of subtitution in the premises.

Dated__________
In the presence of
---------------------------------------------------
         THIS SPACE IS NOT TO BE COVERED IN ANY WAY